UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549
___________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) August 5, 2011

TEREX CORPORATION

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10702	34-1531521
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

200 Nyala Farm Road, Westport, Connecticut	6,880
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code (203) 222-7170

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into a Material Definitive Agreement.

On August 5, 2011, Terex Corporation (“Terex” or the “Company”) and certain of its subsidiaries entered into an Amended and Restated Credit Agreement, with the lenders party thereto and Credit Suisse AG, as administrative agent and collateral agent (the “Amended and Restated Credit Agreement”). The Amended and Restated Credit Agreement primarily reflects the terms of the Credit Agreement dated as of April 30, 2011, as amended on June 27, 2011 and as supplemented by the Incremental Revolving Credit Assumption Agreement on June 28, 2011 with the following principal changes:

A.    Euro term loan commitments of €200,000,000 aggregate principal amount were provided by the lenders, which resulted in the following commitment amounts to the Company and certain of its subsidiaries: (i) U.S. term loan commitments of $460,100,000; (ii) Euro term loan commitments of €200,000,000; (iii) domestic revolving credit commitments of $250,000,000; and (iv) multicurrency revolving credit commitments of $250,000,000.

B.    The interest rates charged for the U.S. term loans issued under the Credit Agreement were reduced by 50 basis points.

C.    There were certain other technical changes.

Certain of the lenders, or their affiliates, under the Amended and Restated Credit Agreement are party to other agreements with the Company and its subsidiaries, including the provision of commercial banking, investment banking, trustee and/or other financial services in the ordinary course of business of the Company and its subsidiaries.

The foregoing summary is qualified in its entirety by reference to the Amended and Restated Credit Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 8.01. Other Events.

On August 5, 2011, the Company issued a press release announcing that it has received clearance from the European Union to complete its previously announced purchase offer for Demag Cranes AG. With this approval, the final condition of closing has been met, and settlement of the purchase offer is anticipated to occur the week of August 15. The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

10.1    Amended and Restated Credit Agreement dated as of August 5, 2011, among Terex Corporation, certain of its subsidiaries, the Lenders named therein and Credit Suisse AG, as Administrative Agent and Collateral Agent.

99.1    Press release of Terex Corporation issued on August 5, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 10, 2011

TEREX CORPORATION

By: /s/ Eric I Cohen
Eric I Cohen Senior Vice President, Secretary and General Counsel